UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): April 27, 2023

Jefferies Financial Group Inc.
(Exact name of registrant as specified in charter)

New York (State or Other Jurisdiction of Incorporation)	001-05721 (Commission File Number)	13-2615557 (IRS Employer Identification No.)

520 Madison Ave., New York, New York	10022
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 212-284-2300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, par value $1 per share	JEF	NYSE
4.850% Senior Notes Due 2027	JEF 27A	NYSE
2.750% Senior Notes Due 2032	JEF 32A	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 27, 2023, Jefferies Financial Group Inc. (the “Company”) delivered a Certificate of Amendment of the Certificate of Incorporation of the Company (the “Certificate of Amendment”) to the Department of State of the State of New York for filing to establish the Series B Non-Voting Convertible Preferred Shares, $1.00 par value per share (the “Series B Preferred Stock”), and to designate 70,000 preferred shares as Series B Preferred Stock.  The preferences, limitations, powers and relative rights of the Series B Preferred Stock are set forth in the Certificate of Amendment.  The description of such preferences, limitations, powers and relative rights of the Series B Preferred Stock, included under Item 1.01 of the Current Report on Form 8-K filed by the Company on April 27, 2023, is incorporated by reference into this Item 5.03.  Such description is qualified in its entirety by the full text of the Certificate of Amendment, which has been filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The Certificate of Amendment was effective upon filing by the Department of State of the State of New York on April 27, 2023.

Additional Information and Where to Find it

This Current Report may be deemed to be solicitation material in respect of the shareholder approval (the “Shareholder Approval”) of the amended and restated certificate of incorporation authorizing the creation of non-voting common stock. In connection with a special meeting of its shareholders for the Shareholder Approval, the Company intends to file relevant materials with Securities and Exchange Commission (the “SEC”), including the Company’s proxy statement in preliminary and definitive form.  INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE COMPANY’S PROXY STATEMENT (IF AND WHEN AVAILABLE), BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.  Investors and security holders are or will be able to obtain the documents (if and when available) free of charge at the SEC’s website at www.sec.gov, or free of charge from the Company by directing a request to Laura Ulbrandt DiPierro, Corporate Secretary, 520 Madison Avenue, New York, NY 10022.

Participants in the Solicitation

The Company and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from shareholders of the Company in favor of the Shareholder Approval. Information about the Company’s directors and executive officers is set forth in the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Shareholders, which was filed with the SEC on February 17, 2023. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such 2023 proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Additional information concerning the direct or indirect interests, by security holdings or otherwise, of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s shareholders generally, will be set forth in the Company’s proxy statement relating to the Shareholder Approval when it becomes available.

Forward-Looking Statements

This Current Report contains certain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on current views and include statements about our future and statements that are not historical facts. These forward-looking statements are usually preceded by the words “should,” “expect,” “intend,” “may,” “will,” “would,” or similar expressions. Forward-looking statements may contain beliefs, goals, intentions and expectations regarding revenues, earnings, operations and other results, and may include statements of future performance, plans and objectives. Forward-looking statements may also include statements pertaining to our strategies for future development of our businesses and products, including our strategic alliance with Sumitomo Mitsui Banking Corporation. Forward-looking statements represent only our belief regarding future events, many of which by their nature are inherently uncertain. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements.

The forward-looking statements in this Current Report also should be considered in light of the risks and uncertainties described in the reports we file with the SEC, including the “Risk Factors” set forth in our Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2023 and our Annual Report on Form 10-K for the fiscal year ended November 30, 2022 on file with the SEC.  You should read and interpret any forward-looking statement together with reports we file with the SEC.  We undertake no obligation to update or revise any such forward-looking statement to reflect subsequent circumstances.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Amendment of the Certificate of Incorporation relating to the Series B Preferred Stock

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JEFFERIES FINANCIAL GROUP INC.

	By:	/s/ Michael J. Sharp
		Name:	Michael J. Sharp
		Title:	Executive Vice President and General Counsel

Date: April 27, 2023